SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2018 (May 3, 2018)

S&P GLOBAL INC.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-1023	13-1026995
(Commission File Number)	(I.R.S. Employer Identification No.)

55 Water Street
New York, New York	10041
(Address of Principal Executive Offices)	(Zip Code)

(212) 438-1000

Registrant’s telephone number, including area code:

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

□	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

S&P Global Inc. (the “Company”) is filing this Amendment No. 1 (the “Amendment”) to its Current Report on Form 8-K (the “Original Form 8-K”) to correct a typographical error in the date included at the end of the last sentence of the first paragraph contained in Item 8.01 of the Original Form 8-K. The reference in that sentence to 2028 has been modified to correctly reference 2048.

The Amendment does not update any other disclosures in the Original Form 8-K except as described above, and the disclosures in the Original Form 8-K continue to speak as of the date of the Original Form 8-K.

Item 8.01	Other Events

On May 17, 2018, S&P Global Inc. (the “Company”) issued $500 million aggregate principal amount of its 4.500% senior notes due 2048 (the “Notes”). The Notes are governed by an indenture dated as of May 26, 2015 (the “Base Indenture”), among the Company, Standard & Poor’s Financial Services LLC (the “Guarantor”) and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the fourth supplemental indenture dated as of May 17, 2018, among the Company, the Guarantor and the Trustee (the “Fourth Supplemental Indenture,” and together with the Base Indenture, the “Indenture”). The Notes are fully and unconditionally guaranteed by the Guarantor on a senior unsecured basis (the “Guarantee” and, together with the Notes, the “Securities”). The Company intends to use the net proceeds of this offering to fund all or a portion of the redemption price of the $400 million outstanding principal amount of its 2.500% Notes due 2018, and the balance for general corporate purposes.

The terms of the Securities are governed by the Indenture, which contains covenants that, among other things, limit the Company’s ability to (i) create, assume, incur or guarantee any indebtedness for money borrowed secured by a lien on any of its properties or assets, without securing the Securities equally and ratably with (or prior to) such secured indebtedness and (ii) consolidate with or merge into any other person or convey or transfer its properties and assets substantially as an entirety to any person. The Company has the right to redeem the Securities at any time on the terms provided in the Indenture. Upon the occurrence of a Change of Control Triggering Event, as defined in the Indenture, unless the Company has exercised its right to redeem all of the Securities, each holder will have the right to require the Company to repurchase its Securities at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest. The Indenture also contains customary events of default. Indebtedness under the Securities may be accelerated in certain circumstances upon an event of default as set forth in the Indenture.

The offering of the Notes was registered pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-224198), which became effective upon filing with the Securities and Exchange Commission on April 9, 2018 and was amended on May 3, 2018. The sale of the Notes was pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated May 3, 2018 between the Company, the Guarantor and Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA LLC as representatives of the several underwriters listed in Schedule I thereto.

The above descriptions of the Indenture and the Notes are qualified in their entirety by reference to the text of the Base Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and the Fourth Supplemental Indenture (including the form of the Notes included therein), a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K, each of which is incorporated by reference into the Registration Statement. A copy of the Underwriting Agreement is filed as Exhibit 1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement. A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Notes is filed as Exhibit 5 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

(1)	Underwriting Agreement dated May 3, 2018 between S&P Global Inc., Standard & Poor’s Financial Services LLC and Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Mizuho Securities USA LLC (incorporated herein by reference to Exhibit 1 to the Current Report on Form 8-K filed by the Company on May 17, 2018).

(4.1)	Indenture dated as of May 26, 2015, among S&P Global Inc. (f/k/a as McGraw Hill Financial, Inc.), Standard & Poor’s Financial Services LLC and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on May 26, 2015).

(4.2)	Fourth Supplemental Indenture dated as of May 17, 2018, among S&P Global Inc., Standard & Poor’s Financial Services LLC and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by the Company on May 17, 2018).

(4.3)	Form of 4.500% Senior Note due 2048 (included in Exhibit 4.2) (incorporated herein by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by the Company on May 17, 2018).

(5)	Opinion of Davis Polk & Wardwell LLP (incorporated herein by reference to Exhibit 5 to the Current Report on Form 8-K filed by the Company on May 17, 2018).

(23)	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5) (incorporated herein by reference to Exhibit 23 to the Current Report on Form 8-K filed by the Company on May 17, 2018).

EXHIBIT INDEX

Exhibit No.	Exhibit Description

(1)	Underwriting Agreement dated May 3, 2018 between S&P Global Inc., Standard & Poor’s Financial Services LLC and Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Mizuho Securities USA LLC (incorporated herein by reference to Exhibit 1 to the Current Report on Form 8-K filed by the Company on May 17, 2018).

(4.1)	Indenture dated as of May 26, 2015, among S&P Global Inc. (f/k/a McGraw Hill Financial, Inc.), Standard & Poor’s Financial Services LLC and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on May 26, 2015).

(4.2)	Fourth Supplemental Indenture dated as of May 17, 2018, among S&P Global Inc., Standard & Poor’s Financial Services LLC and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by the Company on May 17, 2018).

(4.3)	Form of 4.500% Senior Note due 2048 (included in Exhibit 4.2) (incorporated herein by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by the Company on May 17, 2018).

(5)	Opinion of Davis Polk & Wardwell LLP (incorporated herein by reference to Exhibit 5 to the Current Report on Form 8-K filed by the Company on May 17, 2018).

(23)	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5) (incorporated herein by reference to Exhibit 23 to the Current Report on Form 8-K filed by the Company on May 17, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2018	By:	/s/ Alma Rosa Montanez
		Name:	Alma Rosa Montanez
		Title:	Associate General Counsel & Assistant Corporate Secretary